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                                                                Exhibit 10.2

                                                                     ANNEX I

           AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this "AMENDMENT"), dated as of March 30, 2002, among Charles River Laboratories, Inc., a Delaware corporation (the "BORROWER"), Charles River Laboratories International, Inc. (f/k/a Charles River Laboratories Holdings, Inc.), a Delaware corporation ("HOLDCO"), Credit Suisse First Boston, as lead arranger, as sole book runner and as syndication agent (in such capacity, the "SYNDICATION AGENT") for the Lenders (as defined below), and Fleet National Bank, as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

                             W I T N E S S E T H:

     WHEREAS, the Borrower, certain financial institutions (together with their respective successors and assigns, the "LENDERS"), the Syndication Agent and the Administrative Agent are parties to the Amended and Restated Credit Agreement, dated as of February 2, 2001 (as heretofore modified and supplemented and in effect from time to time, the "EXISTING CREDIT AGREEMENT" and as further amended hereby, the "CREDIT AGREEMENT");

     WHEREAS, the Borrower desires, among other things, to modify the financial reporting requirements set forth in Article VII of the Existing Credit Agreement; and

     WHEREAS, the Borrower desires, and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to amend the Existing Credit Agreement as set forth herein to permit them to do so;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

                                     PART I
                                  DEFINITIONS

     SUBPART 1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

     "AMENDMENT" is defined in the PREAMBLE.

     "AMENDMENT EFFECTIVE DATE" is defined in SUBPART 3.1.

     "BORROWER" is defined in the PREAMBLE.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.


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     "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "HOLDCO" is defined in the PREAMBLE.

     "LENDERS" is defined in the FIRST RECITAL.

     "SYNDICATIONS AGENT" is defined in the PREAMBLE.

     SUBPART 1.2 OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings set forth in the Existing Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Existing Credit Agreement shall from and after the Amendment Effective Date refer to the Credit Agreement.

                                   PART II
                    AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this
Part II. Except to the extent amended by this Agreement, the Existing Credit Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

     SUBPART 2.1 AMENDMENTS TO ARTICLE I. Article I of the Existing Credit Agreement is amended as set forth in this Subpart 2.1.

     (a) The definition of "EBITDA" contained in Section 1.1 of such Article is hereby amended to insert the words "Holdco," immediately following the words "(without duplication) for" and immediately preceding the words "the Borrower and its Restricted Subsidiaries" in such definition.

     (b) The definition of "Interest Expense" contained in Section 1.1 of such Article is hereby amended to insert the words "Holdco," immediately following the words "consolidated interest expense of" and immediately preceding the words "the Borrower and its Restricted Subsidiaries" in such definition.

     SUBPART 2.2 AMENDMENTS TO ARTICLE VII. Clauses (a) and (b) of Section
7.1.1 of the Existing Credit Agreement are hereby amended and restated in their entirety by substituting the following new clauses (a) and (b) therefor respectively, which clauses shall read as follows:

          "(a) as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year (or, if the Borrower or Holdco is required to file such information on a Form 10-Q with the Securities and Exchange Commission, promptly following such filing), an unaudited consolidated balance sheet as of the end of such Fiscal Quarter, together with the related consolidated statements of operations and cash flows for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, for each of (i) Holdco and its Subsidiaries (it being understood that


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          the foregoing requirement, as it relates to Holdco, may be satisfied by delivery of Holdco's report to the Securities and Exchange Commission on Form 10-Q) and (ii) the Borrower and its Subsidiaries (it being understood that the foregoing requirement, as it relates to the Borrower and its Subsidiaries may be satisfied by delivery of Holdco's report to the Securities and Exchange Commission on Form 10-Q, if such report contains such information), in each case certified by an Authorized Officer that is the president, chief executive officer, treasurer, assistant treasurer, controller or chief financial or accounting officer of the Borrower or Holdco, as applicable;

          (b) as soon as available and in any event within 105 days after the end of each Fiscal Year (or, if the Borrower or Holdco is required to file such information on a Form 10-K with the Securities and Exchange Commission, promptly following such filing), (i) a copy of the annual audit report for such Fiscal Year for Holdco and its Subsidiaries, including therein a consolidated balance sheet as of the end of such Fiscal Year, together with the related consolidated statements of operations and cash flows for such Fiscal Year (it being understood that the foregoing requirement may be satisfied by delivery of Holdco's report to the Securities and Exchange
          Commission on Form 10-K, if any) certified (without any Impermissible Qualification) by PricewaterhouseCoopers or another "Big Five" firm of independent public accountants, together with a certificate from such accountants as to whether, in making the examination necessary for the signing of their report on such annual report by such accountants, they have become aware of any Default in respect of any term, covenant, condition or other provision of this Agreement (including any Default in respect of any of the financial covenants contained in SECTION 7.2.4) that relates to accounting matters that has occurred and is continuing or, if in the opinion of such accounting firm such a Default has occurred and is continuing, a statement as to the nature thereof and (ii) a copy of the unaudited or audited (at the Borrower's option) consolidated balance sheet for the Borrower and its Subsidiaries as of the end of such Fiscal Year, together with the related unaudited or audited (at the Borrower's option) consolidated statements of operations and cash flows for such Fiscal Year (it being understood that the foregoing requirement may be satisfied by delivery of the Borrower's report to the Securities and Exchange Commission on Form 10-K, if such report contains such information), certified by an Authorized
          Officer that is the president, chief executive officer of the Borrower, together with a certificate from such Authorized Officer as to whether, in making the examination necessary for the certification of such annual report, such Authorized Officer has become aware of any Default in respect of any term, covenant, condition or other provision of this Agreement (including any Default in respect of any of the financial covenants contained in
          SECTION 7.2.4) that relates to accounting matters that has occurred and is continuing or, if in the opinion of such Authorized Officer such a Default has occurred and is continuing, a statement as to the nature thereof;"


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                                    PART III
                           CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1 AMENDMENT EFFECTIVE DATE. This Amendment shall become effective as of the date (the "AMENDMENT EFFECTIVE DATE") when the Agents shall have received counterparts of this Amendment, duly executed by the Borrower, the Syndication Agent and the Administrative Agent on behalf of the Required Lenders who shall have delivered to the Administrative Agent their written consent to the amendments, as explicitly set forth herein and subject to the terms hereof.

                                     PART IV
                                  MISCELLANEOUS

     SUBPART 4.1 EXPENSES. The Borrower hereby agrees to pay and reimburse the Agents for all of their respective reasonable fees and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents, including all reasonable fees and disbursements of Mayer, Brown, Rowe & Maw, counsel to the Agents.

     SUBPART 4.2 BORROWER REPRESENTATIONS AND WARRANTIES. The delivery of an executed counterpart hereof by the Borrower shall constitute a representation and warranty by the Borrower that:

          (a) on the Amendment Effective Date, after giving effect to this Amendment, (i) all representations, warranties and other statements set forth in Article VI of the Existing Credit Agreement, as then amended by this Amendment, are true and correct in all material respects as of such date, except to the extent that such representation, warranty or statement expressly relates to an earlier date (in which case such representation, warranty or statement shall have been true and correct in all material respects on and as of such earlier date) and (ii) no Default has occurred and is then continuing; and

          (b) this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     SUBPART 4.3 LOAN DOCUMENT PURSUANT TO CREDIT AGREEMENT. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement, as amended hereby.

     SUBPART 4.4 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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     SUBPART 4.5 COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.























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     IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.

BORROWER:                              CHARLES RIVER LABORATORIES, INC.

                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:


AGENTS:                                CREDIT SUISSE FIRST BOSTON, as
                                          Syndication Agent

                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:


                                       FLEET NATIONAL BANK, as Administrative
                                          Agent

                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:





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